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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 12, 2001


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                    Kingdom Vision Network, Inc.
              (Exact name of Small Business Issuer in its charter)

      Colorado              4833                    62-1813306
    (State of    (Primary standard industrial    (I.R.S. employer
   Incorporation) classification code number) identification number)

                   377 Carowinds Blvd., Suite 101,
                           Fort Mill, SC 29715
                            (803) 547-8950
              (Address and telephone number of Registrant's
                      principal executive offices)


                        NOT APPLICABLE
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   (Former name or former address, if changed since last report)


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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective February 1, 2001, the board of directors of Kingdom Vision decided it no longer needed the services of John M. Arledge & Associates, Inc., as Kingdom Vision's independent public accountants. The decision to use another accounting firm was made due to the accounting specialization needed for Kingdom Vision as a public company.

     John M. Arledge & Associates, Inc. report on the financial statements of Kingdom Vision from inception to March 8, 2000, neither contained an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern qualification.

     From inception to March 8, 2000, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with John M. Arledge & Associates, Inc. as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, John M. Arledge & Associates, Inc. has not advised Kingdom Vision of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause John M. Arledge & Associates, Inc. to no longer rely on management's representations, or that would cause John M. Arledge & Associates, Inc. to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of John M. Arledge & Associates, Inc. or otherwise, not to the expand the scope of its audit or conduct further investigation; and (v) any information that has come to the attention John M. Arledge & Associates, Inc. that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) Effective February 12, 2001, the board of directors of Kingdom Vision engaged the accounting firm of Hogan & Slovacek as principal accountants of Kingdom Vision for the period from inception to December 31, 2000.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant
                    from John M. Arledge & Associates, Inc. to the Securities Exchange Commission.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Kingdom Vision Network, Inc.


Date: March 16, 2001                   By: /s/ Randall Worley
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                                          Randall Worley
                                          President